UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 3, 2005 (May 2, 2005)

Anthracite Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13937	13-397-8906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 810-3333

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 2, 2005, Anthracite Capital, Inc. (the "Company") issued a press release announcing that the Company had priced a new $417.0 million Collateralized Debt Offering. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated May 2, 2005 issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

By:/s/ James J. Lillis

Name:	James J. Lillis
Title:	Chief Financial Officer

Dated: May 3, 2005

ANTHRACITE CAPITAL, INC.

CURRENT REPORT ON FORM 8-K

Report dated May 3, 2006 (May 2, 2006)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Anthracite Capital, Inc., dated May 2, 2005.

Exhibit 99.1

Contact:	Brian Beades

212-810-5596

ahr-info@blackrock.com

Anthracite Capital Prices $417.0 Million Secured Debt at a Current Cost of Funds of 6.3%

New York, May 2, 2006 – Anthracite Capital, Inc. (NYSE: AHR) (“Anthracite” or the “Company”) today announced the pricing of $417,000,000 of non-recourse debt offered by Anthracite CRE CDO 2006-HY3 Ltd. (the “CDO”). The debt will be secured by a portfolio of commercial mortgage-backed securities (“CMBS”) and subordinated commercial real estate loans. This debt, rated AAA through BBB-, will be privately placed, and the Company will receive additional CDO debt rated BB and 100% of the preferred shares issued by the CDO. The transaction is expected to close on May 23, 2006.

The terms of the offering permit the Company to contribute to the CDO up to $50 million of additional CMBS during a ramp-up period. These CMBS assets will be contributed at par value. The debt issuance is intended to match fund existing Company assets to be contributed to the CDO at closing, and the assets to be purchased during the ramp-up period, with long-term liabilities. The Company intends to account for this transaction on its balance sheet as a financing. The Company will use the proceeds of this offering, its sixth CDO issuance, to pay down short-term liabilities which are currently used to finance its credit sensitive portfolio. All debt placed will either carry a fixed rate or will be hedged to create a current cost of funds of approximately 6.3% after issuance expenses and will have a weighted average life of 8.1 years.

The securities to be offered by the CDO have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release is not an offer to sell or a solicitation of an offer to buy any security.

About Anthracite

Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield commercial real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. (“BlackRock”) (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion in global assets under management as of March 31, 2006. BlackRock Realty Advisors, Inc., another subsidiary of BlackRock, provides real estate equity and other real estate-related products and services in a variety of strategies to meet the needs of institutional investors. BlackRock is a member of The PNC Financial Services Group, Inc. (“PNC”) (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $163.1 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of March 31, 2006.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite’s Securities and Exchange Commission (the “SEC”) reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite’s assets; (3) the relative and absolute investment performance and operations of Anthracite’s manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions and divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite’s manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite’s Annual Report on Form 10-K for the year ended December 31, 2005 and Anthracite’s subsequent reports filed with the SEC, accessible on the SEC's website at www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite, visit our website at www.anthracitecapital.com.

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